united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/15

Item 1. Reports to Stockholders.

Semi-Annual Report
March 31, 2015

1-877-413-3228
www.13DActivistFund.com

Distributed by ALPS Distributors, Inc.
Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Prospectus.

TO SHAREHOLDERS OF THE
13D ACTIVIST FUND
March 31, 2015

Over the past six months, the return on the I shares, net of fees and expenses, has been 12.88%, versus 5.93% for the S&P500i. During this period, the Fund achieved some significant milestones: (i) we attained our three year track record as of December 31, 2014 with an annualized performance over the three years of 24.12% versus 20.41% for the S&P500 (see page 3 for standardized performance.); (ii) as of December 31, 2014, the Fund received Morningstar’s lowest risk rating and an overall Morningstar Rating™ of 5 Stars, ranking 12th (2nd percentile) out of 645 funds in the mid-cap growth category based on risk-adjusted return and total return respectively; and (iii) in just over three years, an investment made in the fund at inception would have doubled - according to Morningstar, a hypothetical investment of $10,000 in the Fund made at inception (December 28, 2011) would have doubled by February 20, 2015.

I first started focusing on activism and 13D filings in 2006 through the institutional research service I founded, 13D Monitor. Back then shareholder activism was an out-of-favor, niche strategy. Due in large part to the success of the strategy and the increasing capital being allocated to the strategy, by 2010 shareholder activism became a successful trend. Five years later, in 2015 activism has become the new normal, being not only accepted by large institutional investors, but embraced by them. I believe that the returns of, and the interest in, the 13D Activist Fund is evidence of this transformation. Investors and advisors who believe in the success of the strategy over long cycles and through varying markets are investing in the fund and seeing the long term benefits.

We are very excited about the size and quality of the current portfolio. We have narrowed down the large field of activist campaigns to the 29 that we believe have the best catalysts. We are spread over seven sectors with no more than 25% of the fund in any one sector and have reduced our exposure to energy to approximately 4%. Although we invest in companies with a minimum market capitalization of $1 billion, we have only one company smaller than $2.6 billion, the average is $12.4 billion and there are five companies greater than $20 billion, the largest being Valeant at $74 billion. There is activist related board representation on over two thirds of the companies in our portfolio with many of the remainder being new situations or situations where strategic activism is already being implemented.

After more than three years of operations, we are very proud to have outperformed the S&P500 on a net basis in each of our first three years and year to date in our fourth year. We hope to continue to bring to our investors over the next fiscal year and beyond the outsized returns that we believe an activist strategy offers.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a funds’ monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics. 13D Activist Fund was rated against the following number of U.S. domiciled mid-cap growth funds over the last three years: 645. With respect to these mid-cap growth funds, 13D Activist Fund received a Morningstar RatingTM of 5 stars for the three-year period. Past performance is no guarantee of future results.

© 2015 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

i The S&P 500 Index is an unmanaged composite of 500-large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

CN 13D 165 Exp 7/31/16

13D Activist Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2015

The Fund’s performance figures* for the periods ending March 31, 2015, compared to its benchmark:

				Inception** -	Inception*** -
Annualized Average Returns:	Six Months	One Year	Three Year	March 31, 2015	March 31, 2015
13D Activist Fund - Class A	12.73%	15.64%	21.11%	23.65%	N/A
13D Activist Fund - Class A w/ load	6.24%	9.01%	18.73%	21.42%	N/A
13D Activist Fund - Class C	12.27%	14.82%	N/A	N/A	23.89%
13D Activist Fund - Class I	12.88%	15.98%	21.43%	23.98%	N/A
S&P 500 Total Return Index ****	5.93%	12.73%	16.11%	19.24%	19.94%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.75%, 2.50% and 1.50% for Class A, C and I shares, respectively, per the January 28, 2015 Prospectus. Redemptions made within 30 days of purchase are subject to a redemption fee of 2.00%. Class A Shares are subject to a maximum sales charge of 5.75% on purchases. Class A and Class C shares are subject to a contingent deferred sales charge of up to 1.00%. This material must be proceeded or accompanied by a Prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call 1-877-413-3228.

** Inception date for Class A and Class I shares is December 28, 2011.

*** Inception for Class C shares date is December 11, 2012.

**** The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Portfolio Composition as of March 31, 2015

Top Holdings By Industry	% of Net Assets
Real Estate	11.3%
Chemicals	7.7%
Telecommunications	7.4%
Pharmaceuticals	6.8%
Retail	6.4%
Computers	5.2%
Machinery - Diversified	4.7%
Software	4.7%
Transportation	4.6%
Commercial Services	4.3%
Other, Cash & Cash Equivalents	36.9%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

13D Activist Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

March 31, 2015

Shares		Market Value
	COMMON STOCK - 91.2%
	ADVERTISING - 2.9%
554,903	Interpublic Group of Companies, Inc.	$12,274,454

	AUTO PARTS & EQUIPMENT - 3.5%
471,777	Allison Transmission Holdings, Inc.	15,068,557

	BUILDING MATERIALS - 3.9%
293,080	Armstrong World Industries, Inc. *	16,843,308

	CHEMICALS - 7.7%
94,682	Air Products & Chemicals, Inc.	14,323,493
148,143	Ashland, Inc.	18,860,085
		33,183,578
	COMMERCIAL SERVICES - 4.3%
529,195	Hertz Global Holdings, Inc. *	11,472,948
166,624	Sotheby’s	7,041,530
		18,514,478
	COMPUTERS - 5.2%
144,777	Computer Sciences Corp.	9,451,043
445,731	NCR Corp. *	13,153,522
		22,604,565
	DIVERSIFIED FINANCIAL SERVICES - 3.8%
441,739	FNF Group	16,238,326

	ENVIRONMENTAL CONTROL - 2.3%
344,685	Progressive Waste Solutions Ltd.	10,126,845

	HEALTHCARE - PRODUCTS - 3.6%
468,768	Hologic, Inc. *	15,481,063

	MACHINERY - DIVERSIFIED - 4.7%
390,225	Babcock & Wilcox Co.	12,522,320
358,127	Manitowoc Co., Inc.	7,721,218
		20,243,538
	MEDIA - 2.1%
246,576	Gannett Co., Inc.	9,143,038

	OIL & GAS - 1.2%
374,512	Chesapeake Energy Corp.	5,303,090

See accompanying notes to financial statements.

13D Activist Fund

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

March 31, 2015

Shares		Market Value
	PHARMACEUTICALS - 6.8%
70,788	Valeant Pharmaceuticals International, Inc. *	$14,059,913
329,901	Zoetis, Inc. - Class A	15,271,118
		29,331,031
	PIPELINES - 2.7%
229,114	Williams Companies, Inc.	11,590,877

	REAL ESTATE - 11.3%
499,933	CBRE Group, Inc. - Class A *	19,352,407
189,796	Howard Hughes Corp. *	29,422,176
		48,774,583
	REITS - 2.1%
900,849	American Realty Capital Properties, Inc.	8,873,362

	RETAIL - 6.4%
559,302	Chico’s FAS, Inc.	9,894,052
257,811	Darden Restaurants, Inc.	17,876,615
		27,770,667
	SOFTWARE - 4.7%
326,605	Informatica Corp. *	14,323,262
413,573	Nuance Communications, Inc.*	5,934,772
		20,258,034
	TELECOMMUNICATIONS - 7.4%
679,381	Juniper Networks, Inc.	15,340,423
246,803	Motorola Solutions, Inc.	16,454,356
		31,794,779
	TRANSPORTATION - 4.6%
108,329	Canadian Pacific Railway Ltd.	19,791,708

	TOTAL COMMON STOCK (Cost - $358,627,944)	393,209,881

	SHORT-TERM INVESTMENTS - 8.2%
	MONEY MARKET FUND - 8.2%
35,486,867	BlackRock Liquidity Funds - T-Fund, Institutional Shares, 0.01% ** (Cost - $35,486,867)	35,486,867

	TOTAL INVESTMENTS - 99.4% (Cost - $394,114,811) (a)	$428,696,748
	OTHER ASSETS LESS LIABILITIES - 0.6%	2,641,231
	NET ASSETS - 100.0%	$431,337,979

See accompanying notes to financial statements.

13D Activist Fund

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

March 31, 2015

*	Non-income producing security.
**	Money market fund; interest rate reflects seven-day effective yield on March 31, 2015.
(a)
Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $394,255,335 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$39,944,442
Unrealized Depreciation:	(5,503,029)
Net Unrealized Appreciation:	$34,441,413

See accompanying notes to financial statements.

13D Activist Fund

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

March 31, 2015

ASSETS
Investment securities:
At cost	$394,114,811
At value	$428,696,748
Dividends and interest receivable	341,456
Receivable for Fund shares sold	3,378,144
Other assets	79,000
TOTAL ASSETS	432,495,348

LIABILITIES
Investment advisory fees payable	520,745
Distribution (12b-1) fees payable	45,996
Payable for Fund shares redeemed	590,628
TOTAL LIABILITIES	1,157,369
NET ASSETS	$431,337,979

Net Assets Consist Of:
Paid in capital	$379,446,667
Accumulated net investment loss	(525,123)
Accumulated net realized gain on investments, foreign currency transactions and forward foreign currency contracts	17,838,285
Net unrealized appreciation of investments and foreign currency translations	34,578,150
NET ASSETS	$431,337,979

Net Asset Value Per Share:
Class A Shares:
Net Assets	$98,876,787
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,562,104
Net Asset Value (Net Assets / Shares Outstanding) and redemption price per share (a,b)	$17.78
Maximum offering price per share (maximum sales charge of 5.75%)	$18.86

Class C Shares:
Net Assets	$29,782,837
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,643,650
Net Asset Value (Net Assets / Shares Outstanding), offering price and redemption price per share (a,c)	$18.12

Class I Shares:
Net Assets	$302,678,355
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	16,863,929
Net Asset Value (Net Assets / Shares Outstanding), offering price and redemption price per share (a)	$17.95

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.
(b)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge (“CDSC”) may apply to redemptions made within twelve months of purchase.
(c)	Purchases are subject to a 1.00% CDSC of the purchase price on shares redeemed during the first twelve months after their purchase.

See accompanying notes to financial statements.

13D Activist Fund

STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended March 31, 2015

INVESTMENT INCOME
Dividends (net of $34,323 foreign taxes withheld)	$2,527,212
Interest	2,999
TOTAL INVESTMENT INCOME	2,530,211

EXPENSES
Investment advisory fees	2,827,970
Distribution (12b-1) fees - Class A (Note 4)	105,540
Distribution (12b-1) fees - Class C (Note 4)	121,824
TOTAL EXPENSES	3,055,334
NET INVESTMENT LOSS	(525,123)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	17,982,186
Foreign currency transactions	(3,027)
Forward foreign currency contracts	(183)
17,978,976
Net change in unrealized appreciation (depreciation) of:
Investments	27,686,094
Foreign currency translations	(3,096)
27,682,998

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	45,661,974

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,136,851

See accompanying notes to financial statements.

13D Activist Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2015	For the Year Ended September 30, 2014
FROM OPERATIONS	(Unaudited)
Net investment loss	$(525,123)	$(641,331)
Net realized gain on investments, forward foreign currency contracts and foreign currency transactions	17,978,976	21,527,276
Net change in unrealized appreciation (depreciation) of investments and foreign currency	27,682,998	(114,428)
Net increase in net assets resulting from operations	45,136,851	20,771,517

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class A	(4,264,457)	(2,259,246)
Class C	(1,248,539)	(240,666)
Class I	(14,344,096)	(1,101,462)
Net decrease in net assets from distributions to shareholders	(19,857,092)	(3,601,374)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	20,849,493	131,449,111
Class C	7,229,671	16,068,219
Class I	69,592,034	218,440,292
Reinvestment of distributions to shareholders:
Class A	4,020,374	2,116,081
Class C	1,160,991	228,465
Class I	11,773,352	753,090
Payments for shares redeemed:
Class A	(17,055,754)	(118,207,842)
Class C	(1,548,704)	(1,452,752)
Class I	(37,566,923)	(13,279,437)
Redemption fee proceeds:
Class A	2,868	12,059
Class C	773	1,595
Class I	8,647	12,066
Net increase in net assets from shares of beneficial interest	58,466,822	236,140,947

TOTAL INCREASE IN NET ASSETS	83,746,581	253,311,090

NET ASSETS
Beginning of Period	347,591,398	94,280,308
End of Period*	$431,337,979	$347,591,398
* Includes accumulated net investment income (loss) of:	$(525,123)	$—

See accompanying notes to financial statements.

13D Activist Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Six Months Ended March 31, 2015	For the Year Ended September 30, 2014
	(Unaudited)
SHARE ACTIVITY
Shares Sold:
Class A	1,203,230	8,171,272
Class C	412,913	964,064
Class I	4,085,188	12,965,562
Shares Reinvested:
Class A	251,588	140,138
Class C	71,139	14,721
Class I	730,357	49,611
Shares Redeemed:
Class A	(1,021,840)	(6,977,392)
Class C	(89,826)	(83,522)
Class I	(2,243,948)	(790,935)
Net increase in shares of beneficial interest outstanding	3,398,801	14,453,519

See accompanying notes to financial statements.

13D Activist Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class A
	For the Six Months Ended March 31, 2015		For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Period Ended September 30, 2012 (1)
	(Unaudited)
Net asset value, beginning of period	$16.70		$15.11	$11.50	$10.00

Activity from investment operations:
Net investment loss (2)	(0.03)		(0.05)	(0.10)	(0.08)
Net realized and unrealized gain on investments and foreign currency	2.05		2.05	4.09	1.58
Total from investment operations	2.02		2.00	3.99	1.50

Paid-in-Capital from redemption fees (2)(3)
	0.00		0.00	0.00	0.00

Less distributions from:
Net realized gains	(0.94)		(0.41)	(0.38)	—

Net asset value, end of period	$17.78		$16.70	$15.11	$11.50

Total return (4)	12.73	% (5)	13.54%	35.65%	15.00	% (5,6)

Net assets, end of period (000s)	$98,877		$85,667	$57,361	$139

Ratio of expenses to average net assets	1.75	% (7)	1.75%	1.75%	1.75	% (7)

Ratio of net investment loss to average net assets	(0.41	)% (7)	(0.31)%	(0.72)%	(0.95	)% (7)

Portfolio Turnover Rate	65	% (5)	85%	73%	76	% (5)

(1)	The 13D Activist Fund’s Class A commenced operations on December 28, 2011.
(2)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.
(3)	Amount represents less than $0.01 per share.
(4)	Total return shown excludes the effect of applicable sales load and redemption fees.
(5)	Not annualized.
(6)
As a result of a trade error, the Fund experienced a loss totaling $23 for the period ended September 30, 2012, all of which was reimbursed by the Advisor; there was no effect on total return due to the trade error.

(7)	Annualized.

See accompanying notes to financial statements.

13D Activist Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class C
	For the Six Months Ended March 31, 2015		For the Year Ended September 30, 2014	For the Period Ended September 30, 2013 (1)
	(Unaudited)
Net asset value, beginning of period	$17.07		$15.55	$12.02

Activity from investment operations:
Net investment loss (2)	(0.10)		(0.18)	(0.17)
Net realized and unrealized gain on investments and foreign currency	2.09		2.11	3.70
Total from investment operations	1.99		1.93	3.53

Paid-in-Capital from redemption fees (2)(3)	0.00		0.00	0.00

Less distributions from:
Net realized gains	(0.94)		(0.41)	0.00	(3)

Net asset value, end of period	$18.12		$17.07	$15.55

Total return (4)	12.27	% (5)	12.69%	29.40	% (5)

Net assets, end of period (000s)	$29,783		$21,326	$5,506

Ratio of expenses to average net assets	2.50	% (6)	2.50%	2.50	% (6)

Ratio of net investment loss to average net assets	(1.16	)% (6)	(1.10)%	(1.42	)% (6)

Portfolio Turnover Rate	65	% (5)	85%	73	% (5)

(1)	The 13D Activist Fund’s Class C commenced operations on December 11, 2012.
(2)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.
(3)	Amount represents less than $0.01 per share.
(4)	Total return shown excludes the effect of applicable redemption fees.
(5)	Not annualized.
(6)	Annualized.

See accompanying notes to financial statements.

13D Activist Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class I
	For the Six Months Ended March 31, 2015		For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Period Ended September 30, 2012 (1)
	(Unaudited)
Net asset value, beginning of period	$16.83		$15.19	$11.53	$10.00

Activity from investment operations:
Net investment loss (2)	(0.01)		(0.02)	(0.07)	(0.06)
Net realized and unrealized gain on investments and foreign currency	2.07		2.07	4.11	1.59
Total from investment operations	2.06		2.05	4.04	1.53

Paid-in-Capital from redemption fees (2)(3)	0.00		0.00	0.00	0.00

Less distributions from:
Net realized gains	(0.94)		(0.41)	(0.38)	—

Net asset value, end of period	$17.95		$16.83	$15.19	$11.53

Total return (4)	12.88	% (5)	13.81%	36.00%	15.30	% (5,6)

Net assets, end of period (000s)	$302,678		$240,599	$31,413	$4,564

Ratio of expenses to average net assets	1.50	% (7)	1.50%	1.50%	1.50	% (7)

Ratio of net investment loss to average net assets	(0.16	)% (7)	(0.14)%	(0.51)%	(0.70	)% (7)

Portfolio Turnover Rate	65	% (5)	85%	73%	76	% (5)

(1)	The 13D Activist Fund’s Class I commenced operations on December 28, 2011.
(2)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.
(3)	Amount represents less than $0.01 per share.
(4)	Total return shown excludes the effect of applicable redemption fees.
(5)	Not annualized.
(6)
As a result of a trade error, the Fund experienced a loss totaling $23 for the period ended September 30, 2012, all of which was reimbursed by the Advisor; there was no effect on total return due to the trade error.

(7)	Annualized.

See accompanying notes to financial statements.

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

March 31, 2015

1.           ORGANIZATION

The 13D Activist Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is capital appreciation. The Fund currently offers three classes of shares; Class A, Class C and Class I shares. The Fund’s Class A and Class I commenced operations on December 28, 2011; Class C commenced operations on December 11, 2012. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. There are no sales charges on reinvested distributions. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.           SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is comprised of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2015

valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2015 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$393,209,881	$—	$—	$393,209,881
Short-Term Investment	35,486,867	—	—	35,486,867
Total Investments	$428,696,748	$—	$—	$428,696,748

The Fund did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

*Refer to the Portfolio of Investments for industry classifications.

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2015

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from forward foreign currency contracts in the Statement of Operations. For the six months ended March 31, 2015, the Fund had a net realized loss of $183 on forward foreign currency contracts.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2012 through 2014, or expected to be taken in the Fund’s September 30, 2015 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2015

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the six months ended March 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $254,620,945 and $228,023,630, respectively.

4. INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

13D Management LLC (the “Adviser”) serves as the Fund’s investment adviser under an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser pays all operating expenses of the Fund, except for the fee payments under the Advisory Agreement, brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and authorized expenses pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.50% of the Fund’s average daily net assets. For the six months ended March 31, 2015 the Adviser earned advisory fees of $2,827,970.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for each of the Class A and Class C shares (the “Plans”). Class I does not have a Plan. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate 0.25% and 1.00% of its average daily net assets of Class A and Class C shares, respectively. Pursuant to the Plans, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. For the six months ended March 31, 2015, the Class A and Class C shares incurred distribution fees in the amount of $105,540 and $121,824, respectively, payable to ALPS Distributors, Inc.

Gemini Fund Services, LLC (“GFS”) – GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser.

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2015

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Adviser.

Each Trustee who is not affiliated with the Trust or an adviser receives quarterly fees. For the six months ended March 31, 2015, the Trustees received fees in the amount of $4,614, paid by the Adviser.

5. REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the six months ended March 31, 2015, the Class A, Class C and Class I assessed $2,868, $773 and $8,647 in redemption fees, respectively.

6. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid during the fiscal year ended September 30, 2014 and September 30, 2013 was as follows:

	Fiscal Year Ended September 30, 2014	Fiscal Year Ended September 30, 2013
Ordinary Income	$3,200,832	$220,758
Long-Term Capital Gain	400,542	639
	$3,601,374	$221,397

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed		Total
Ordinary	Long-Term	Unrealized	Accumulated
Income	Gains	Appreciation	Earnings
$15,024,189	$4,832,736	$6,754,628	$26,611,553

The difference between book basis and tax basis accumulated net realized gain and unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gain/(loss) and net operating losses, adjustments for real estate investment trusts and return of capital distributions from securities, resulted in reclassification for the year ended September 30, 2014 as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Loss	Gains on Investments
$—	$625,258	$(625,258)

7. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

13D Activist Fund

EXPENSE EXAMPLES (Unaudited)

March 31, 2015

As a shareholder of the 13D Activist Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and contingent deferred sales charges on certain sales of Class A and Class C shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period presented below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Fund’s
	Account Value	Account Value	During Period	Annualized
Actual	10/1/14	3/31/15	10/1/14 – 3/31/15*	Expense Ratio
Class A	$1,000.00	$1,127.30	$9.28	1.75%
Class C	$1,000.00	$1,122.70	$13.23	2.50%
Class I	$1,000.00	$1,128.80	$7.96	1.50%

	Beginning	Ending	Expenses Paid	Fund’s
Hypothetical	Account Value	Account Value	During Period	Annualized
(5% return before expenses)	10/1/14	3/31/15	10/1/14 – 3/31/15*	Expense Ratio
Class A	$1,000.00	$1,016.21	$8.80	1.75%
Class C	$1,000.00	$1,012.47	$12.54	2.50%
Class I	$1,000.00	$1,017.45	$7.54	1.50%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

13D Activist Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2015

Approval of Advisory Agreement –13D Activist Fund *

          In connection with the regular meeting held on November 11-12, 2014 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between 13D Management LLC (“13D Management”) and the Trust, with respect to the 13D Activist Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

          The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

          Nature, Extent and Quality of Service. The Trustees noted that the Fund’s strategy stems from the work of a subscription research service firm for the institutional investor community, 13D Monitor, which reviews and analyzes approximately 2,000 13D filings and 4,000 13D amendments each year. The Board reviewed the background information on the portfolio manager responsible for servicing the Fund, acknowledging he is an attorney by trade having founded both the research and advisory firms and is recognized as a leading commentator on investor activism, writes a weekly column for Barrens called “The Activist Spotlight,” and is a regular contributor on several of the major financial media outlets, demonstrating the level of his experience and the respect he has within the financial industry. The Board reviewed 13D Management’s investment process of analyzing 13D filings. The Board noted that 13D Management, through its affiliated research firm, has been reviewing 13D filings since 2006 and has developed an understanding of the investment philosophies, habits, and styles of activist investors, which supports 13D Management’s investment process. The Board noted that the Fund is not actively traded, holding long term positions, with 13D Management providing compliance monitoring with the Fund’s investment limitations by reviewing and confirming whether or not an investment complies with the limitation prior to trade execution. The Board reviewed 13D Management’s broker-dealer selection process and determined that 13D Management is receiving competitive, institutional level commission rates for execution and clearing services from a reputable broker-dealer. The Board noted 13D Management reported that there have been no material compliance or litigation issues. The Board acknowledged that 13D Management’s investment strategy is not common, further noting that 13D Management is recognized as one of the authorities on activist investing. The Board concluded that 13D Management should continue to provide high quality service to the Fund and its shareholders.

          Performance. The Trustees discussed the Fund’s objective of capital appreciation, the Fund’s benchmark and the Fund’s Morningstar category, Mid Cap Growth. The Trustees noted that the Fund outperformed the Morningstar category and adviser-selected peer group over the 1-year and 2-year period, and further noted that the Fund underperformed the benchmark over the 1-year period, but outperformed the benchmark over the 2-year period. The Trustees also discussed the Fund’s Modern Portfolio Theory statistics and noted that they show positive results, even though the R-squared figures were not as high as desired, and the Fund showed more volatility than the benchmark over the 1-year period, resulting in a lower Sharpe ratio for the Fund compared to the benchmark. The Trustees noted, however, that over the 1-year period, the Fund exhibited lower standard deviation and higher returns than the Morningstar category, resulting in a higher Sharpe ratio. The Trustees further noted that the upside/downside capture ratio significantly outperformed the Morningstar category. The Trustees concluded that 13D Management continued to focus on its activist strategy and has shown the ability to meet the Fund’s objective.

13D Activist Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

March 31, 2015

          Fees and Expenses. The Trustees noted 13D Management charges an advisory fee of 1.50% for services provided to the Fund. They noted that the fee is higher than the peer group average and the Morningstar category average, but within the range of both comparison groups. They considered, however, that the advisory fee is a unitary fee, and only a portion of that fee is attributable to advisory services and the remainder is attributable to administrative, fund accounting, transfer agency, and other fund operational expenses. They noted the expense certainty that a unitary fee provides investors can be beneficial. They agreed that it is difficult to make an “apples-to-apples” comparison of the Fund’s unitary fee to its benchmarks, but agreed that when compared to the total expense of the peer group and Morningstar category, the advisory fee is reasonable in light of the comparable fees and high quality services provided by 13D Management.

          Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with 13D Management’s management of the Fund. They noted that based on the Fund’s current asset size and profit level, the absence of breakpoints was acceptable at this time. They considered that a representative of 13D Management had suggested that breakpoints would not be appropriate so long as the Fund continues to dramatically outperform its benchmark. The Trustees discussed 13D Management’s position on breakpoints and agreed to continue to monitor the Fund’s asset levels and revisit the matter as the Fund continues to grow. They noted that they had expressed to 13D Management that as Fund assets grow, the Board expects 13D Management to cooperatively participate in discussions regarding breakpoints.

          Profitability. The Trustees reviewed the profitability analysis provided by 13D Management. They considered that although the amount of profit in real dollars is meaningful, the profitability, in terms of percentage of fees is reasonable, given the depth of research needed to effectively implement the strategy, the infrastructure and efforts of 13D Management and portfolio manager.

          Conclusion. Having requested and received such information from 13D Management as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of 13D Activist Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depends on the product or service that you have with us. This information can include:
	•	Social Security number and wire transfer instructions
	•	account transactions and transaction history
	•	investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does Northern Lights Fund Trust	Can you limit this sharing?
personal information:	share information?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?    Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

 Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?	We collect your personal information, for example, when you
	•	open an account or deposit money
	•	direct us to buy securities or direct us to sell your securities
	•	seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
	•	sharing for affiliates’ everyday business purposes – information about your creditworthiness.
	•	affiliates from using your information to market to you.
	•	sharing for nonaffiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	•	Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	•	Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	•	Northern Lights Fund Trust doesn’t jointly market.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent six month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-413-3228 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-413-3228.

INVESTMENT ADVISER
13D Management LLC
152 West 57th Street, 41st Floor
New York, NY 10019

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 6/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 6/4/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer

Date 6/4/15